Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of MELI Kaszek Pioneer Corp (the “Company”) for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Pedro Arnt, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 6, 2023	By:	/s/ Pedro Arnt
Pedro Arnt
Co-Chief Executive Officer and Director
(Principal Financial and Accounting Officer)